SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                   DELAWARE                         0-19410
         (State or Other Jurisdiction       (Commission File Number)
               of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (617) 933-2130


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




Item 8.01    Other Events

Point Therapeutics, Inc. ("Point") issued a press release on December 4, 2004 announcing that they presented data from a Phase 1 study of talabostat (PT-100) and rituximab in patients with indolent non-Hodgkin's lymphoma (NHL) on December 4, 2004 at the 46TH Annual Meeting of the American Society of Hematology in San Diego, CA.

A copy of the press release dated December 4, 2004 is being filed as Exhibit
99.1 to this Current Report on Form 8-K.


Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             99.1 -  Press release issued by Point dated December 4, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POINT THERAPEUTICS, INC.


December 6, 2004                     By: /s/ Donald R. Kiepert, Jr.
                                         --------------------------
                                     Name:   Donald R. Kiepert, Jr.
                                     Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit    Description
-------    -----------
99.1 Press release issued by Point Therapeutics, Inc. on December 4, 2004 announcing that they presented data from a Phase 1 study of talabostat (PT-100) and rituximab in patients with indolent non-Hodgkin's lymphoma (NHL) on December 4, 2004 at the 46th Annual Meeting of the American Society of Hematology in San Diego, CA.